Exhibit 10.5

Execution Version

JOINDER AGREEMENT TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

March 3, 2016

WHEREAS, reference is hereby made to (i) the Exchange and Registration Rights Agreement, dated as of February 18, 2016 (the “Registration Rights Agreement”), by and between MTW Foodservice Escrow Corp. (“Escrow Issuer”) and Goldman, Sachs & Co., on behalf of itself and as representative of the other Initial Purchasers and (ii) the Purchase Agreement, dated as of February 5, 2016 (the “Purchase Agreement”), by and among the Escrow Issuer, Manitowoc Foodservice, Inc. (the “Company”), the guarantors party thereto and Goldman, Sachs & Co., on behalf of itself and as representative of the other Initial Purchasers;

WHEREAS, the Purchase Agreement contemplates that immediately prior to the Escrow Release on the Escrow Release Date, (i) the Escrow Issuer will merge with and into the Company, with the Company continuing as the surviving corporation in the merger and assuming all obligations of the Escrow Issuer under the Purchase Agreement and the Registration Rights Agreement, (ii) the Company will agree to join the Registration Rights Agreement as the Issuer pursuant to this agreement (this “Joinder Agreement”) and (iii) each subsidiary of the Company that is a signatory hereto (each, a “Guarantor”) will agree to join the Registration Rights Agreement as a Guarantor pursuant to this Joinder Agreement; and

WHEREAS, this Joinder Agreement is being executed on the Escrow Release Date by the Company and each of the Guarantors (each a “Joinder Party” and collectively, the “Joinder Parties”) in order for such party to become party to the Registration Rights Agreement.

Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing, each Joinder Party agrees for the benefit of the Initial Purchasers as follows:

1. Joinder. Each Joinder Party hereby agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below, (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to such Joinder Party under the Registration Rights Agreement, as if such Joinder Party was a party thereto as of the date of the Registration Rights Agreement and (iii) perform all obligations and duties as are required of it (including those obligations and duties of an indemnifying party) pursuant to the Registration Rights Agreement.

2. Representations and Warranties of each Joinder Party. Each Joinder Party hereby acknowledges that it has received a copy of the Registration Rights Agreement. Each Joinder Party, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that it has all the requisite corporate, limited partnership or limited liability company power and authority to execute, deliver and perform its obligations under this Joinder Agreement and the consummation of the transaction contemplated hereby. Each Joinder Party hereby represents and warrants that the representations and warranties set forth in the Registration Rights Agreement applicable to such party are true and correct on and as of the date hereof. This Joinder Agreement has been duly authorized, executed and delivered by each Joinder Party.

3. Governing Law. This Joinder Agreement, and any claim, controversy or dispute arising under or related to this Joinder Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

MANITOWOC FOODSERVICE, INC., as the Company

By:	/s/ Maurice D. Jones
	Name:	Maurice D. Jones
	Title:	Senior Vice President, General
Counsel and Secretary

APPLIANCE SCIENTIFIC, INC.
BERISFORD PROPERTY DEVELOPMENT (USA) LTD.
CHARLES NEEDHAM INDUSTRIES INC.
CLEVELAND RANGE, LLC
THE DELFIELD COMPANY LLC
ENODIS CORPORATION
ENODIS GROUP HOLDINGS US, INC.
ENODIS HOLDINGS, INC.
ENODIS TECHNOLOGY CENTER, INC.
FRYMASTER L.L.C.
GARLAND COMMERCIAL INDUSTRIES LLC
KYSOR BUSINESS TRUST
KYSOR HOLDINGS, INC.
KYSOR INDUSTRIAL CORPORATION (MI)
KYSOR INDUSTRIAL CORPORATION (NV)
KYSOR NEVADA HOLDING CORP.
LANDIS HOLDINGS LLC
MANITOWOC EQUIPMENT WORKS, INC.
MANITOWOC FOODSERVICE COMPANIES, LLC
MANITOWOC FOODSERVICE HOLDING, INC.
MANITOWOC FP, INC.
MANITOWOC FSG INTERNATIONAL HOLDINGS, INC.
MANITOWOC FSG OPERATIONS, LLC
MANITOWOC FSG U.S. HOLDING, LLC
MCCANN’S ENGINEERING & MANUFACTURING CO., LLC
MTW COUNTY LIMITED
WELBILT CORPORATION
WELBILT HOLDING COMPANY
WESTRAN CORPORATION
as Guarantors

By:	/s/ Maurice D. Jones
	Name:	Maurice D. Jones
	Title:	Vice President and Secretary

[Joinder to Registration Rights Agreement]